Supplement to the
Medical Equipment and Systems Portfolio
April 29, 2016
Summary Prospectus

Effective December 12, 2016, the redemption fee for Medical Equipment and Systems Portfolio has been removed.

MES-SUM-16-01 1.9880391.100	December 1, 2016